UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 15, 2009

MAGUIRE PROPERTIES, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-31717	04-3692625
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

355 South Grand Avenue, Suite 3300 Los Angeles, California	90071
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code)

213-626-3300

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 7.01	Regulation FD Disclosure.

Item 8.01	Other Events.

Item 9.01	Financial Statements and Exhibits.

Signatures

Exhibit 99.1	Press release dated June 15, 2009

Section 7—Regulation FD

Item 7.01	Regulation FD Disclosure.

On June 15, 2009, Maguire Properties, Inc. (the “Company”) issued a press release announcing that it has completed the disposition of 3161 Michelson located at the Park Place campus in Irvine, California, a copy of which is furnished as Exhibit 99.1 herewith.

Exhibit 99.1 is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Item 7.01 shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Section 8—Other Events

Item 8.01	Other Events.

On June 15, 2009, the Company announced that it had completed the disposition of 3161 Michelson located at Park Place campus in Irvine, California. The transaction was valued at $160.0 million, prior to $6.6 million in credits provided to the buyer. We received proceeds from the transaction of approximately $152 million, net of transaction costs. The net proceeds from this transaction, combined with approximately $6.5 million of unrestricted cash and approximately $5.0 million of restricted cash for leasing and debt service released to us by the lender, were used to repay the $163.5 million outstanding balance under the construction loan on the property. We have no further obligations with respect to the construction loan as well as the New Century master lease and parking master lease. Additionally, our Operating Partnership has no further obligation to guarantee the repayment of the construction loan. As a result of the repayment of the construction loan, our 1,380 space parking structure at the Park Place campus is no longer encumbered.

Section 9—Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired: None.

(b)	Pro forma financial information: None.

(c)	Shell company transactions: None.

(d)	Exhibits:

The following exhibit is furnished with this Current Report on Form 8-K:

Exhibit No.	Description

99.1**	Press release dated June 15, 2009 regarding the disposition of 3161 Michelson

**	Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGUIRE PROPERTIES, INC. Registrant

/S/ JONATHAN L. ABRAMS
Jonathan L. Abrams
Senior Vice President, General Counsel and Secretary

Dated: June 15, 2009